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                                                                  EXHIBIT 10.34c



                                                                  CONFORMED COPY



                                 AMENDMENT NO. 2
                                  AND WAIVER OF
                             TERM CREDIT AGREEMENT
                   AND AMENDMENT NO. 1 OF TERM LOAN SECURITY
                              AND PLEDGE AGREEMENT


     AMENDMENT AND WAIVER dated as of November 15, 1999 of the $100,000,000 Term Credit Agreement dated as of March 31, 1998 (as heretofore amended, the "TERM CREDIT AGREEMENT") among AMERICAN MOBILE SATELLITE CORPORATION (the "BORROWER"), the BANKS party thereto (the "BANKS"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "DOCUMENTATION AGENT"), and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "ADMINISTRATIVE AGENT"), and AMENDMENT dated as of November 15, 1999 of the Term Loan Security and Pledge Agreement dated as of March 31, 1998 (the "TERM SECURITY AGREEMENT") between the Borrower and the Administrative Agent (such Amendment and Waiver and such Amendment, collectively, the "AMENDMENT").

     The undersigned parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Term Credit Agreement or the Term Security Agreement has the meaning assigned to such term in the Term Credit Agreement or the Term Security Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Term Credit Agreement or the Term Security Agreement shall, after this Amendment becomes effective, refer to the Term Credit Agreement or the Term Security Agreement as amended hereby.

     SECTION 2. Mandatory Prepayments. Section 2.04(b)(i) of the Term Credit Agreement is amended by adding the following immediately before the expression "; and":

     , provided that with respect to Reduction Events described in clause (ii) of the definition thereof, if the prepayment that would otherwise be required to be prepaid in respect of any such Reduction Event is less than or exceeds an
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     integral multiple of $1,000,000, the prepayment in respect of such lesser amount or such excess shall be deferred until the aggregate amount of deferred prepayments equals or exceeds $1,000,000

     SECTION 3. Exceptions to Requirement to Preserve Corporate Existence.
Section 5.04 of the Term Credit Agreement is amended by inserting prior to the colon in the second line thereof the parenthetical phrase "(except as otherwise permitted pursuant to Section 5.18(j) or (k)".

     SECTION 4. Waiver of Section 2.04(b)(i) of the Term Credit Agreement. The Banks hereby waive compliance with Section 2.04(b)(i) of the Term Credit Agreement as in effect prior to the Amendment Effective Date, so long as the Borrower has at all times been in compliance with Section 2.04(b)(i) of the Term Credit Agreement as in effect on the Amendment Effective Date.

     SECTION 5. Amendment of Term Security Agreement. Section 13(a) of the Term Security Agreement is amended to add the following at the end thereof:

     In addition, upon the liquidation, merger, consolidation, combination or transfer of all of the assets of any Subsidiary permitted pursuant to
     Section 5.18(j) or (k) of the Credit Agreement with the result that such Subsidiary ceases to exist, the security interest in the capital stock of such Subsidiary shall automatically terminate, and all rights thereto shall revert to such Person as may legally be entitled thereto.

     SECTION 6. Representations of Borrower. The Borrower represents and warrants that, after giving effect to this Amendment, (i) the representations and warranties set forth in Article 4 of the Term Credit Agreement shall be true on and as of the Amendment Effective Date and (ii) no Default shall have occurred and be continuing on such date.

     SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 9. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") when the Documentation Agent shall have received a counterpart hereof from each of the Borrower, Hughes,

                                        2
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SingTel, Baron Capital, the Administrative Agent and the Required Banks signed by such party or a facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.

     SECTION 10. Shareholder Guarantor Consent. The Shareholder Guarantors consent to the foregoing.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.




                                         AMERICAN MOBILE SATELLITE
                                          CORPORATION


                                         By: /s/ RICHARD J. BURNHEIMER
                                         ---------------------------------------
                                         Title: Vice President and Treasurer




                                         TORONTO DOMINION (TEXAS), INC., as
                                          Administrative Agent and Bank


                                         By: /s/ WARREN FINLAY
                                         ---------------------------------------
                                         Title: President




                                         MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK


                                         By: /s/ ROBERT BOTTAMEDI
                                         ---------------------------------------
                                         Title: Vice President




                                         BANK OF AMERICA, N.A.


                                         By:
                                         ---------------------------------------
                                         Title:
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                                          BANCA COMMERCIALE ITALIANA LOS
                                           ANGELES FOREIGN BRANCH


                                          By: /s/ C. DOUGHERTY
                                          --------------------------------------
                                          Title: Vice President


                                          By: /s/ E. BERMANT
                                          --------------------------------------
                                          Title: FVP/Deputy Manager




                                          BANCA DI ROMA-SAN FRANCISCO


                                          By: /s/ ERIC MAUBERT
                                          --------------------------------------
                                          Title: Assistant Vice President


                                          By: /s/ FRANCESCO BAROLO
                                          --------------------------------------
                                          Title: Senior Vice President & Manager




                                          THE CHASE MANHATTAN BANK


                                          By: /s/ TRACEY NAVIN EWING
                                          --------------------------------------
                                          Title: Vice President




                                          CITICORP USA, INC.


                                          By: /s/ WALTER L. LARSEN
                                          --------------------------------------
                                          Title: Managing Director
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                                            DEUTSCHE BANK AG, NEW YORK
                                             BRANCH AND/OR CAYMAN ISLANDS
                                             BRANCH


                                            By: /s/ JOEL MAKOWSKY
                                            ------------------------------------
                                            Title: Vice President


                                            By: /s/ ANDREAS NEUMEIER
                                            ------------------------------------
                                            Title: Vice President




                                            BANK ONE, N.A.


                                            By: /s/ STEPHANIE A. MACK
                                            ------------------------------------
                                            Title: Commercial Banking Officer




                                            SANPAOLO IMI S.P.A.


                                            By:
                                            ------------------------------------
                                            Title:


                                            By:
                                            ------------------------------------
                                            Title:
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Consented to by:



HUGHES ELECTRONICS CORPORATION,
 as Guarantor and agent for the
 Shareholder Guarantors


By: /s/ MARK A. McEACHEN
------------------------------------
Title: Corporate Vice President
       & Treasurer




SINGAPORE TELECOMMUNICATIONS LTD.


By: /s/ HOH WING CHEE
------------------------------------
Title: Vice President




BARON CAPITAL PARTNERS, L.P.,
 a Delaware limited partnership
By: BARON CAPITAL MANAGEMENT, INC.,
 a general partner


By: /s/ MORTY SCHAJA
------------------------------------
Title: Senior Vice President & COO